UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2009

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Named Executive Officer Compensation Matters

At its meeting on January 22, 2009, the Compensation, Governance and Nominating Committee (“CGNC” or the “Committee”) of the Board of Directors (“Board”) of PPL Corporation (the “Company”) approved 2009 base salaries and cash and equity incentive awards for the Company's “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K and in accordance with the applicable instructions to Form 8-K). In certain instances, no awards were made for Bryce L. Shriver, President of PPL Generation, LLC, who retired from the Company effective August 1, 2008.

1.  Base Salaries for 2009

The CGNC approved the annual base salaries, effective as of January 1, 2009, of the named executive officers, after a review of performance and competitive market data. The following table sets forth the annual base salary levels of the Company's named executive officers for 2009 and 2008.  Generally, in recognition of current economic conditions and the Company’s overall financial performance in 2008, no increases in base salaries were approved for members of the Company’s Corporate Leadership Council (Messrs. Miller, Spence, Farr and Grey), except that an adjustment for 2009 was approved to increase Mr. Farr’s salary to an industry-comparable level for his position.  No 2009 salary was approved for Bryce L. Shriver who retired from the Company effective August 1, 2008.

Name and Position	Year	Salary ($)
James H. Miller Chairman, President and Chief Executive Officer	2009 2008	1,145,000 1,145,000
William H. Spence Executive Vice President and Chief Operating Officer	2009 2008	660,000 660,000
Paul A. Farr Executive Vice President and Chief Financial Officer	2009 2008	535,000 500,000
Robert J. Grey Senior Vice President, General Counsel and Secretary	2009 2008	425,900 425,900
Bryce L. Shriver President – PPL Generation, LLC	2009 2008	NA 405,000

2.  Short-term Incentive Cash Awards for 2008 Performance

At its January 22, 2009 meeting, the CGNC reviewed the goals established by the CGNC in March 2008 pursuant to the Company's Short-term Incentive Plan (as previously disclosed by the Company) pursuant to which incentive cash awards were made to the named executive officers for the achievement of specific, independent goals for 2008.  Based upon that review, no incentive cash awards were approved for the 2008 performance period for members of the Company’s Corporate Leadership Council (Messrs. Miller, Spence, Farr and Grey).  Mr. Shriver’s award is prorated for the period of his service prior to retiring on August 1, 2008.

Name and Position	Bonus ($)
James H. Miller Chairman, President and Chief Executive Officer	0
William H. Spence Executive Vice President and Chief Operating Officer	0
Paul A. Farr Executive Vice President and Chief Financial Officer	0
Robert J. Grey Senior Vice President, General Counsel and Secretary	0
Bryce L. Shriver President – PPL Generation, LLC	36,600

3. Long-term Incentive Equity Awards based upon 2008 Performance

The CGNC authorized grants to the Company's named executive officers of long-term incentive equity awards pursuant to the Company's Incentive Compensation Plan, as indicated in the following table. These grants consisted of (i) a restricted stock unit award with a three-year restriction period, based on the achievement of criteria established by the CGNC in March 2008 (as previously disclosed by the Company) and measured by the Committee at its January 2009 meeting, (ii) a performance unit award, and (ii) a stock option award.  Because of his retirement effective August 1, 2008, no target award was established for Bryce L. Shriver, provided that Mr. Shriver was awarded 5,130 restricted stock units in respect of his service prior to retirement.

Name and Position	Restricted Stock Units	Performance Units	Stock Options
	Sustained Financial and Operational Results	Total Shareowner Return
James H. Miller Chairman, President and Chief Executive Officer	42,100	25,100	265,910
William H. Spence Executive Vice President and Chief Operating Officer	18,670	10,340	109,480
Paul A. Farr Executive Vice President and Chief Financial Officer	12,440	6,890	72,990
Robert J. Grey Senior Vice President, General Counsel and Secretary	7,710	4,270	45,220
Bryce L. Shriver President – PPL Generation, LLC	5,130	NA	NA

The number of restricted stock units awarded is equivalent to the dollar value of the award divided by $31.93, the closing price of the Company’s common stock on The New York Stock Exchange on January 22, 2009, the date of grant. The exercise price of the stock option awards is $31.93, the closing price of the Company’s common stock on The New York Stock Exchange on January 22, 2009, the date of grant.  Performance units are intended to encourage and reward future performance.  Performance units represent a target number of shares (“Target Award”) of the Company’s common stock that the officer would receive upon the Company’s attainment of the applicable performance goal.  Performance is determined based on “total shareowner return” (increase in market value of a share of the Company’s common stock plus the value of all dividends paid on a share of the common stock during the applicable performance period, divided by the price of the common stock at the beginning of the performance period) during a three-year performance period (in this case, January 1, 2009 through December 31, 2011).  At the end of the performance period, payout is determined by comparing the Company’s performance to the total shareowner return of the companies included in the S&P Electric Utilities Index (“Index Group”).   Awards are payable on a graduated basis within the following ranges: If the Company’s performance is at or above the 85th percentile of the Index Group, the award is paid at 200% of the Target Award; at the 50th percentile of the Index Group, the award is paid at 100% of the Target Award; at the 40th percentile of the Index Group, the award is paid at 50% of the Target Award; and below the 40th percentile, no award is payable.

4. Incentive Award Targets for 2009 Performance

The CGNC established the short-term and long-term incentive award targets for 2009 performance for the current named executive officers, other than Bryce L. Shriver who retired effective August 1, 2008. The CGNC plans to establish the performance goals and business criteria for these incentive awards in March 2009, and it will measure the achievement of the performance goals and business criteria and determine any resulting incentive awards for the executive officers in January 2010.

Targets for Short-term Incentive Cash Awards

For the annual incentive cash awards to be made pursuant to the Company's Short-term Incentive Plan, the following award targets as a percentage of base salary have been established: James H. Miller-110%; William H. Spence-85%; Paul A. Farr-75%; and Robert J. Grey-65%.  The annual incentive cash awards will be made by applying these target percentages to the percentage of goal attainment as determined by the CGNC.

Targets for Long-term Incentive Equity Awards

For the annual long-term incentive equity awards to be made pursuant to the Company's Incentive Compensation Plan, the following award targets as a percentage of base salary have been established: James H. Miller-350%; William H. Spence-250%; Paul A. Farr-220%; Robert J. Grey-160%.  Total awards are allocated (i) 40% to a restricted stock unit award with a three-year restriction period, based on the achievement of criteria to be established and measured by the CGNC, (ii) 20% to a performance unit award (as described following the table in section 3 above) with a three-year cumulative performance period, and (iii) 40% to a stock option award. The number of restricted stock units awarded will be equivalent to the dollar value of the award divided by the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant. The exercise price of the stock option awards will be the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant. The following table provides the award targets, based on a percentage of base salary.

Name and Position	Restricted Stock Units	Performance Units	Stock Options
	Sustained Financial and Operational Results	Total Shareowner Return
James H. Miller Chairman, President and Chief Executive Officer	140%	70%	140%
William H. Spence Executive Vice President and Chief Operating Officer	100%	50%	100%
Paul A. Farr Executive Vice President and Chief Financial Officer	88%	44%	88%
Robert J. Grey Senior Vice President, General Counsel and Secretary	64%	32%	64%
Bryce L. Shriver President-PPL Generation, LLC	NA	NA	NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

Dated:  January 28, 2009